UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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OSAGE BANCSHARES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OSAGE BANCSHARES, INC.

239 East Main Street

Pawhuska, Oklahoma 74056

(918) 287-2919

October 12, 2007

Dear Fellow Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Osage Bancshares, Inc., the holding company for Osage Federal Bank. The Annual Meeting will be held at the main office of the Bank, 239 East Main Street, Pawhuska, Oklahoma on Wednesday, November 21, 2007 at 1:00 p.m., Central Time.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. On behalf of your Board of Directors, we thank you for your interest and support.

Sincerely,

/s/ Mark S. White

Mark S. White

President and Chief Executive Officer

OSAGE BANCSHARES, INC.

239 East Main Street

Pawhuska, Oklahoma 74056

(918) 287-2919

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 21, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Osage Bancshares, Inc. will be held at the main office of Osage Federal Bank, 239 East Main Street, Pawhuska, Oklahoma on Wednesday, November 21, 2007 at 1:00 p.m., Central Time, for the following purposes:

1.	To elect three directors;

2.	To approve the Osage Bancshares, Inc. 2007 Stock Compensation and Incentive Plan; and

3.	To consider any other matters that may properly come before the Annual Meeting.

Any action may be taken on any one of the above proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Only stockholders of record at the close of business on October 3, 2007 are entitled to vote at the Annual Meeting and any adjournments thereof.

You are requested to complete and sign the accompanying proxy card which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend the Annual Meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Frances Altaffer
FRANCES ALTAFFER Secretary

Pawhuska, Oklahoma

October 12, 2007

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. THE ENCLOSED PROXY CARD IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

of

OSAGE BANCSHARES, INC.

239 East Main Street

Pawhuska, Oklahoma 74056

(918) 287-2919

ANNUAL MEETING OF STOCKHOLDERS

November 21, 2007

GENERAL

This proxy statement is being furnished to stockholders of Osage Bancshares, Inc. by the Company’s Board of Directors in connection with its solicitation of proxies for use at the 2007 Annual Meeting of Stockholders to be held at the main office of Osage Federal Bank, 239 East Main Street, Pawhuska, Oklahoma on Wednesday, November 21, 2007 at 1:00 p.m., Central Time. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about October 12, 2007.

VOTING AND PROCEDURES

Who Can Vote at the Annual Meeting

You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, $.01 par value (the “Common Stock”), as of the close of business on October 3, 2007 (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares in person at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 3,603,590 shares of Common Stock were outstanding. Each share of Common Stock has one vote in each matter presented.

Voting by Proxy

The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed Proxy Card. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card. If you sign, date and return the Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of its nominees for director and a vote “FOR” approval of the Osage Bancshares, Inc. 2007 Stock Compensation and Incentive Plan.

If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the Proxy Card will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Proxy Card on the new Annual Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must either advise the Company’s Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself revoke your proxy.

If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement. If you wish to change your voting instructions after you have returned a voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

IF YOU HAVE ANY QUESTIONS ABOUT VOTING, PLEASE CONTACT OUR PROXY SOLICITOR, REGAN  & ASSOCIATES, INC. AT (800)  737-3426.

Participants in the Osage Federal Bank Employee Stock Ownership Plan and Employees’ Savings and Profit Sharing Plan

If you are a participant in the Osage Federal Bank Employee Stock Ownership Plan (the “ESOP”) or hold Common Stock through the Osage Federal Bank Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”), you will receive a voting instruction form from each plan that reflects all shares you may vote under these plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Common Stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees as directed by the ESOP Committee consisting of the outside directors of the Board. Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of Common Stock credited to your account in the 401(k) Plan. The 401(k) Plan trustee will vote all shares for which it does not receive timely instructions from participants at the direction of the Company’s Board of Directors or the Plan Committee of the Board. The deadline for returning your voting instruction form to the trustees of the ESOP and 401(k) Plan is November 14, 2007.

Vote Required

The Annual Meeting can only transact business if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting. If you return a valid proxy or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you abstain or withhold your vote or do not vote your shares at the Annual Meeting. Broker non-votes will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.

In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or vote in favor of all nominees except nominees you specify as to which you withhold your vote. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting to approve the Osage Bancshares, Inc. 2007 Stock Compensation and Incentive Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes eligible to be cast at the Annual Meeting. Broker non-votes and abstentions will not be counted as votes cast and will have the same effect of a vote against this proposal.

PRINCIPAL HOLDERS OF OUR COMMON STOCK

The following table sets forth, as of the Record Date, certain information as to those persons who were known to be the beneficial owners of more than five percent (5%) of the Company’s outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group. The table does not reflect ownership of certain institutional investors who have filed Form 13Fs reporting investment authority over more than 5% of outstanding shares but who have not filed statements on Schedules 13G or 13D to report their beneficial ownership.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding (2)

Osage Federal Bank Employee Stock Ownership Plan 239 E. Main Street Pawhuska, Oklahoma 74056	288,000	(3)	7.99%

Daniel S. Och OZ Management, L.L.C. 9 West 57th Street, 39th Floor New York, New York 10019	209,389	(4)	5.81%

All directors and executive officers as a group (9 persons)	536,659	(5)	14.57%

______________
(1)

For purposes of this table, a person is deemed to be the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power with respect to such shares or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named persons or group exercise sole voting and investment power over the shares of the Common Stock.

(2)

In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any shares which the individual or group have the right to acquire through the exercise of options or otherwise within 60 days of the Record Date.

(3)

The ESOP has shared voting and dispositive power over 288,000 shares of Common Stock. The Board of Directors has appointed a committee consisting of the outside directors to serve as the ESOP administrative committee (“ESOP Committee”) and to serve as the ESOP trustees (“ESOP Trustees”). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Record Date, 42,640 shares have been allocated to participant accounts under the ESOP.

(4)

Includes 198,763 shares held by OZ Master Fund, Ltd. whose address is c/o Goldman Sachs (Cayman) Trust, Limited, P.O. Box 896, G. T. Harbour Centre, Second Floor, North Church Street, George Town, Grand Cayman, Cayman Islands.

(5)

Includes 78,985 shares which directors and executive officers have the right to acquire pursuant to options issued under the 2004 Stock Option Plan which are or will become exercisable within 60 days of the Record Date, 12,207 shares which will vest within 60 days of the Record Date under the Osage Federal Bank 2004 Restricted Stock Plan, 90,073 shares held in the accounts of executive officers in the 401(k) Plan, and 19,099 shares allocated to the accounts of executive officers in the ESOP. Includes 72,615 shares pledged by directors and executive officers as security. Excludes 245,360 shares held by the ESOP which have not been allocated to participant accounts. The non-employee directors of the Bank serve as the ESOP trustees and vote such shares as directed by the ESOP Committee, subject to such trustees’ fiduciary duties.

PROPOSAL I – ELECTION OF DIRECTORS

The Company’s Board of Directors is composed of seven members. Under the Company’s Bylaws, directors are divided into three classes, as nearly equal in number as possible. Each class serves for a three-year term, with one class of directors elected at each annual meeting. The Board of Directors has nominated directors Gary D. Strahan, Richard Trolinger and Martha M. Hayes (the “Nominees”) to serve as directors for additional three-year terms.

Each of the Nominees has consented to be named in this proxy statement and to serve, if elected. If any Nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any Nominee might be unavailable to serve.

Under our Bylaws, directors are elected by a plurality of the votes cast at an Annual Meeting at which a quorum is present. Votes which are not cast at the Annual Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or withheld from a nominee. Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board will vote for the election of the named Nominees.

The following table sets forth the names of the Board’s nominees for election as directors of the Company and of those directors who will continue to serve as such after the Annual Meeting. Also set forth is certain other information with respect to each person’s age, their positions with the Company, the year he or she first became a director of the Company’s wholly owned subsidiary, Osage Federal Bank (the “Bank” or “Osage Federal “), the expiration of his or her term as a director, and the number and percentage of shares of the Common Stock beneficially owned. All of the directors were initially appointed as directors of the Company in 2006 in connection with the Company’s incorporation.

Name and Positions	Age (1)	Year First Elected as Director of the Bank	Current Term to Expire	Shares of Common Stock Beneficially Owned (1)(2)		Percent of Class (3)

BOARD NOMINEES FOR TERMS TO EXPIRE IN 2010
Gary D. Strahan Director	54	1994	2007	56,642	(4)	1.57%
Richard Trolinger Executive Vice President and Director	51	1998	2007	58,155		1.61%
Martha M. Hayes Senior Vice President and Director	67	1984	2007	55,343		1.53%

DIRECTORS CONTINUING IN OFFICE
Milton V. Labadie Chairman of the Board and Director	76	1973	2008	15,756	(4)	*
Mark A. Formby Director	51	1996	2008	107,808	(4)	2.99%
Mark S. White President, Chief Executive Officer and Director	59	1994	2009	102,972		2.84%
Harvey Payne Director	60	1996	2009	62,290	(4)	1.73%

________________

*	Less than 1.0% of shares outstanding.
(1)	As of the Record Date.
(2)

Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual’s household; stock allocated through certain employee benefit plans of the Company; stock in which the individual either has or shares voting and/or investment power and shares which the individual has the right to acquire at any time within 60 days of the Record Date. Each person or relative of such person whose shares are included herein exercises sole or shared voting and dispositive power as to the shares reported. Includes 1,795 shares which each of Messrs. Formby and Payne have the right to acquire pursuant to options exercisable within 60 days of the Record Date, 3,590 shares and 5,385 shares, respectively, which Mr. Strahan and Mr. Labadie have the right to acquire pursuant to options exercisable within 60 days of the Record Date, 10,770 shares which Mrs. Hayes has the right to acquire pursuant to such options, 16,157 shares which Mr. Trolinger has the right to acquire and 26,928 shares which Mr. White has the right to acquire. Includes the following shares of restricted stock which are scheduled to vest within 60 days of the Record Date: 718 shares each for Messrs. Labadie, Formby, Payne and Strahan; 1,436 shares for Mrs. Hayes; 2,155 shares for Mr. Trolinger; and 3,590 shares for Mr. White. Includes 5,317, 4,242 and 4,130 shares allocated to the ESOP accounts of Messrs. White and Trolinger and Mrs. Hayes, respectively, and 16,669, 25,734, and 35,637 shares held in their respective accounts in the 401(k) Plan. Includes 7,869 shares and 30,788 shares pledged by Messrs. Labadie and White, respectively, as security.

(3)

In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any share which the individual or group has the right to acquire through the exercise of options or otherwise within 60 days of the Record Date.

(4)	Excludes 288,000 shares held by the Bank’s ESOP for which such individual serves as a plan trustee.

The principal occupation of each director and executive officer of the Company for the last five years is set forth below.

Gary D. Strahan has been a director since 1994. Mr. Strahan is a self-employed certified public accountant. Mr. Strahan serves as a director of the Osage County Historical Society, and a trustee and vice president of the Pawhuska Education Trust.

Richard Trolinger serves as executive vice president and has been the chief lending officer since 1994 and became a director in 1998. Mr. Trolinger is past president of the Bartlesville Builders Association and a member of the Bartlesville Chamber of Commerce. Mr. Trolinger is past president of the Bartlesville Public School Foundation.

Martha M. Hayes has been employed by Osage Federal Bank since 1974 and now serves as senior vice president and has been a director since 1984. She manages the human resources department, collections and purchasing functions and assists the president in daily operational matters. Mrs. Hayes is a member of the Pawhuska Hospital Auxiliary, the American Legion Auxiliary and the First Baptist Church of Pawhuska.

Milton V. Labadie has been a member of the Board of Directors since 1973 and became chairman of the Board in 1994. Mr. Labadie retired as Chief Executive Officer of Osage Federal in 1995after serving with Osage Federal since 1972. Mr. Labadie is a member of the Kiwanis Club.

Mark A. Formby has been a director since 1996. Mr. Formby is a private investor. Mr. Formby is past deacon chairman of the First Baptist Church in Pawhuska, Oklahoma. He is a past president of the Pawhuska Quarterback Club and past commissioner of the Pawhuska Little League Football. Mr. Formby is a past member of the board of directors of the Oklahoma Grocers’ Association. He is a licensed minister in the Southern Baptist Convention.

Mark S. White has been the president and chief executive officer of Osage Federal Bank and a director since 1994. Prior to joining Osage Federal, he had served as the President and Chief Operating Officer of Green Country Federal Savings and Loan Association in Miami, Oklahoma since 1990. Mr. White serves as vice president and treasurer of the Bartlesville Area United Way and serves as treasurer of the Pawhuska High School Honors Banquet. In addition, Mr. White is a director and former president of the Bartlesville Credit Bureau and is a director and former president of the Kiwanis Club of Pawhuska. He also serves as a director of the Bartlesville Symphony.

Harvey Payne has been a director since 1996. Mr. Payne is a self-employed attorney and is also a director for the Tallgrass Prairie Preserve for The Nature Conservancy in Arlington, Virginia. Mr. Payne serves as a director of the Pawhuska Community Foundation and as attorney for the Osage County Historical Society.

Executive Officers Who Are Not Directors

Sue Allen Smith, 50, has been employed with Osage Federal Bank since 2001. She is a certified public accountant. Ms. Smith is the treasurer of Preserve Pawhuska and on the finance committee of Good Shepherd Presbyterian Church, and is a director of the Midwest Conference of Community Bankers.

Frances Altaffer, 65, has been employed by Osage Federal Bank since 1984 and has been vice president and corporate secretary since 1993. Mrs. Altaffer is a member of the First United Methodist Church of Pawhuska, and also serves on the Pawhuska Hospital board.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that Directors Milton V. Labadie, Mark A. Formby, Harvey Payne and Gary D. Strahan are considered independent under the independence standards of The Nasdaq Global Market. In determining which directors are independent, the Board of Directors considered the deposit and other relationships which directors have with the Bank as well as the relationships described under “Related Party Transactions” but determined that these relationships did not affect their independence. No directors were vendors of the Bank or the Company, and any loans and deposits made by or accepted by the Bank were on substantially the same terms that would be granted to other customers with similar credit or deposit balances. There are no members of the Audit Committee who do not meet the independence standards of The Nasdaq Global Market for Audit Committee members and no members of the Audit Committee who could only serve under exceptions to these standards.

Director Attendance

Our Board of Directors holds regular and special meetings as needed. During the fiscal year ended June 30, 2007, the Company’s Board of Directors met six times and the Bank’s Board of Directors held fourteen regular meetings. No director attended fewer than 75% of the total number of meetings of the Board of Directors held during fiscal year 2007 and the total number of meetings held by all committees on which the director served during the year. We encourage directors to attend annual meetings of stockholders. All directors attended last year’s annual meeting.

Committees of the Board of Directors

Audit Committee. The Audit Committee consists of Directors Formby, Labadie, Strahan and Payne. The Board of Directors has determined that Gary D. Strahan is an audit committee financial expert within the meaning of the regulations of the Securities and Exchange Commission. The Board of Directors has determined that each of the members of the Audit Committee, including Mr. Strahan, is independent in accordance with the listing requirements for The Nasdaq Global Market, including the requirements specifically applicable to audit committee members. The committee meets quarterly with the internal auditors. This committee’s main responsibilities include oversight of the external and internal auditors and review of audit reports. The Company has adopted a written charter for the Audit Committee which is included as Appendix A to this Proxy Statement. A current copy of the Audit Committee charter is not available on our website. The Audit Committee met six times during fiscal year 2007.

Compensation Committee. The Compensation Committee consists of Directors Formby, Labadie, Payne and Strahan. This committee meets as needed. The responsibilities of this committee include review of salary and bonus recommendations made by management. President White makes salary recommendations to the Compensation Committee but does not participate in committee decisions regarding his own compensation. The Compensation Committee does not use consultants, but relies on peer bank information regarding salary levels when reviewing recommendations. The Board of Directors has not adopted a charter for the Compensation Committee. The Compensation Committee met twice during fiscal year 2007.

Nominating Committee and Director Nominations Process. Osage Bancshares, Inc. does not have a standing nominating committee or committee performing similar functions. Instead, the full Board of Directors acts as a nominating committee for the selection of management’s nominees for director and each director participates in the nomination process. All nominees are approved by a majority of the independent directors. The Board of Directors believes that its procedures provide adequate assurance that nominations are approved by independent directors. The Board of Directors will consider director candidates recommended by stockholders. Any such recommendations must be submitted to the Secretary at least 120 days prior to the date of the Annual Meeting and should include the nominee’s name and qualifications for board membership. The Board believes that all nominees for director, including stockholder nominees, should have the highest personal and professional ethics and integrity; substantial business or other professional experience in the primary market area served by the Bank; commitment to enhancing the business and prospects of the Bank; ability to work with existing board members and management; ability to make appropriate level of commitment of time and resources to their duties as director; an understanding of banking and financial matters and the role of directors in the management of the Company; and substantial personal investment in the common stock. All Board nominees for election at this year’s annual meeting are incumbent directors standing for re-election. The Board of Directors held one meeting as a nominating committee during fiscal year 2007 in order to make nominations for directors.

Communications with Directors

Stockholders who wish to communicate with the Board of Directors should send their communications to the Secretary at the Company’s main office, 239 East Main Street, Pawhuska, Oklahoma 74056.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned during the last fiscal year by our principal executive officer and for the two most highly compensated executive officers other than the principal executive officer (excluding compensation attributable to non-qualified deferred compensation earnings) during the fiscal year ended June 30, 2007, whose compensation exceeded $100,000 for services rendered in all capacities to Osage Bancshares, Inc. and Osage Federal Bank.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards (1)	All Other Compensation	Total

Mark S. White President and Chief Executive Officer	2007	$104,000	$7,500	$27,603	$10,553	$49,848	(2)	$199,504

Richard Trolinger Executive Vice President and Chief Lending Officer	2007	$82,000	$5,500	$16,562	$6,332	$39,612	(3)	$150,006

Martha M. Hayes Senior Vice President	2007	$79,550	$5,000	$11,040	$4,221	$40,653	(4)	$140,464

_______________

(1)

Based on the dollar amount recognized as expense during the fiscal year in accordance with Statement of Financial Accounting Standards 123R. For a discussion of assumptions used, see Note 11 of Notes to Consolidated Financial Statements. Effective with the second-step conversion of Osage Federal MHC, each outstanding option and restricted stock award issued under the 2004 Stock Option and Restricted Stock Plans was converted into the right to receive the number of shares of Common Stock of the Company into which the underlying shares of Osage Federal Financial, Inc. were converted and the exercise price of the options was adjusted accordingly.

(2)

Consists of matching and supplemental contributions to his account in the 401(k) Plan ($4,160), director fees ($8,400), the value of compensation attributable to paid life insurance premiums ($2,429), the value of 5,317 shares and cash allocated to his account in the ESOP ($31,323), and accrued dividends on restricted stock awards ($3,536) which vested during the year.

(3)

Consists of matching and supplemental contributions to his account in the 401(k) Plan ($3,280), director fees ($8,400), the value of compensation attributable to paid life insurance premiums ($839), the value of 4,242 shares and cash allocated to his account in the ESOP ($24,972), and accrued dividends on restricted stock awards ($2,121) which vested during the year.

(4)

Consists of matching and supplemental contributions to her account in the 401(k) Plan ($3,182), director fees ($8,400), the value of compensation attributable to paid life insurance premiums ($3,408), the value of 4,130 shares and cash allocated to her account in the ESOP ($24,249), and accrued dividends on restricted stock awards ($1,414) which vested during the year.

Outstanding Equity Awards at Fiscal Year End. The following table sets forth information on an award-by-award basis with respect to outstanding equity awards to Messrs. White and Trolinger and Mrs. Hayes at fiscal year end, as well as the value of such awards held by such persons at the end of the fiscal year.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested (3)

Mark S. White	17,952	26,929	$7.69	11/17/14	10,771	$88,322
Richard Trolinger	10,771	16,158	$7.69	11/17/14	6,462	$52,988
Martha M. Hayes	7,180	10,771	$7.69	11/17/14	4,309	$35,334

_____________
(1)

Options vest and become exercisable at the rate of 8,976 shares on each of November 17, 2007 and 2008, and 8,977 shares on November 17, 2009 for Mr. White, 5,386 shares on each of November 17, 2007, 2008 and 2009 for Mr. Trolinger and 3,590 shares on each of November 17, 2007 and 2008, and 3,591 shares on November 17, 2009 for Mrs. Hayes.

(2)

Awards vest at the rate of 3,590 shares on each of November 17, 2007 and 2008 and 3,591 shares on November 17, 2009 for Mr. White, 2,155 shares on each of November 17, 2007 and 2008 and 2,152 shares on November 17, 2009 for Mr. Trolinger and 1,436 shares on each of November 17, 2007 and 2008 and 1,437 shares on November 17, 2009 for Mrs. Hayes.

(3)	Based on the most recent closing price of the Common Stock on June 30, 2007 ($8.20 per share).

Salary Continuation Agreements. Osage Federal Bank has entered into Salary Continuation Agreements with Messrs. White and Trolinger, and Mrs. Hayes pursuant to which they are entitled to receive a monthly retirement benefit at the annualized rate of $35,000, $25,000, and $20,000, respectively, per year until death provided that they remain continuously employed by Osage Federal Bank until age 65 (age 70 for Mrs. Hayes). Messrs. White and Trolinger are eligible for an actuarially reduced benefit if they retire prior to age 65 but after age 62. If Messrs White, Trolinger or Mrs. Hayes are terminated within three years after Osage Federal Bank is merged into another institution or undergoes a stock conversion, or after a stock conversion, there is a change in control and they are terminated for any reason other than discharge for cause or their base salary is reduced without their consent prior to age 65 (70 for Mrs. Hayes), they will be entitled to receive the early retirement benefit to which they would be otherwise entitled if they are 62 or older (70 for Mrs. Hayes) or the minimum early retirement benefit to which Messrs. White and Trolinger would be entitled at age 62 if they are less than age 62. For purposes of the Salary Continuation Agreement, change in control is defined as the transfer of 10% or more of the voting stock of Osage Bancshares, Inc. by any means other than will or intestate succession and acquired by one party or parties acting in concert other than a transfer to a trust for the benefit of Osage Federal Bank’s employees. If Mr. White or Mr. Trolinger is terminated before age 62 for a reason other than cause, they will be entitled to a lump sum payment of the accrued liability balance at the date of termination. In the event of Messrs. White’s or Trolinger’s, or Mrs. Hayes’ death prior to retirement, their designated beneficiary will be entitled to receive the balance of their accrued liability retirement account. As of June 30, 2007, the Bank had accrued $89,425, $17,113, and $93,032, respectively, for its liabilities to Mr. White, Mr. Trolinger, and Mrs. Hayes under the Salary Continuation Agreements.

Osage Federal Bank’s obligations under the Salary Continuation Agreements are unfunded and unsecured. Osage Federal Bank has purchased life insurance policies on Messrs. White and Trolinger and Mrs. Hayes, the earnings on which are expected to offset the expense of the plan and has entered into Split Dollar Agreements with Messrs. White and Trolinger and Mrs. Hayes pursuant to which his/her beneficiaries are entitled upon his/her death to receive 85%, 40%, and 65% of the net at-risk portion of the proceeds of the policy, respectively. The net at-risk portion of the proceeds is equal to the total proceeds less the cash value of the policy. If, at the date of his death, Mr. White is not employed by the Bank (for a reason other than retirement or termination due to disability or death), his beneficiary will be entitled to a percentage of the net amount at risk based upon the number of years of his/her service since the effective date of the agreement. That percentage is currently 37.5% of the 85% net at-risk amount for Mr. White (approximately $137,680), and increases by 12.5% per year until Mr. White’s percentage reaches 100% of the 85% net at-risk amount. Until January 1, 2010, Mr. Trolinger’s beneficiaries would receive a flat amount of $20,000 if he is not employed by the Bank. After January 1, 2010, his beneficiaries would receive a percentage of the net at-risk portion, which starts at 10.0% and increases 10.0% per year until the percentage reaches 100% of the net risk amount of 40%. In the case of Mrs. Hayes, her beneficiaries would receive the lesser of $20,000 or the net at-risk portion of the proceeds.

401(k) Plan. Osage Federal Bank sponsors a defined contribution 401(k) Plan pursuant to which eligible employees may contribute up to 15% of their salaries. The 401(k) Plan is open to all employees over the age of 21 with more than one year of service. The bank matches employee contributions up to 3% of salary and 50% of contributions on the next 2% of compensation. Employees may invest their 401(k) Plan account balances in various mutual funds or in the Common Stock of the Company. Employees are immediately vested in their plan contributions and in matching contributions made by the bank. Participating employees may begin receiving distributions from their 401(k) Plan account on their retirement at age 59½ and must begin receiving distributions at age 70.

2004 Stock Option and Restricted Stock Plans. Under the 2004 Stock Option and Restricted Stock Plans, all plan share awards become vested and non-forfeitable upon a termination of employment in connection with the death or disability or upon a change in control of the Company. At June 30, 2007, Messrs. White and Trolinger and Mrs. Hayes had unvested options on 26,929, 16,158 and 10,771 shares, respectively, each with an exercise price of $7.69 per share which would vest immediately upon their termination of employment in connection with their death or disability or a change in control of the Company. Based on the most recent closing price of the Common Stock on June 30, 2007 ($8.20 per share), the aggregate spread between the fair market value and exercise price of these options would have been $13,734, $8,241 and $5,493, respectively, for Messrs. White and Trolinger and Mrs. Hayes. At June 30, 2007, Messrs. White and Trolinger and Mrs. Hayes had 10,771, 6,462 and 4,309 shares of unvested restricted stock awards which had an aggregate value of $88,322, $52,988 and $35,334, respectively, based on the last closing price of the Common Stock on that date and which would vest immediately upon their termination of employment in connection with their death or disability or a change in control.

Employee Stock Ownership Plan. The Company maintains an employee stock ownership plan for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service and have attained the age of 21. The ESOP is funded by contributions made by the Company in cash or Common Stock. Benefits may be paid either in shares of the Common Stock or in cash. The ESOP has previously borrowed funds from the Company to finance the acquisition of shares of the Common Stock. Shares purchased with loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of total compensation. All participants must be employed at least 1,000 hours in a plan year, or have terminated employment following death, disability or retirement, in order to receive an allocation. Participant benefits become fully vested in plan allocations following six years of service. Employment before the adoption of the employee stock ownership plan is credited for the purposes of vesting. At June 30, 2007, Mr. White, Mr. Trolinger, and Mrs. Hayes had 5,317, 4,242, and 4,130 shares and cash with a value of $44,133, $35,210, and $34,282, respectively, credited to their respective accounts in the ESOP and are each fully vested.

DIRECTOR COMPENSATION

Set forth below is a table providing information concerning the compensation of the directors of Osage Bancshares, Inc. who are not Named Executive Officers for the last completed fiscal year (2007).

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	All Other Compensation (2)	Total

Milton V. Labadie	$12,800	$5,520	$2,111	$707	$21,138
Mark A. Formby	12,800	5,520	2,111	4,945	25,376
Harvey Payne	12,800	5,520	2,111	5,060	25,491
Gary D. Strahan	12,800	5,520	2,111	821	21,252

__________

(1)

Consists of amount recognized by Company as expense during the fiscal year ended June 30, 2007. For assumptions used in calculating value of awards, see Note 11 of Notes to Consolidated Financial Statements in the 2007 Annual Report to Stockholders See the table below for directors’ options and unvested restricted stock awards outstanding.

(2)

Consists of aggregate difference between the exercise price and fair market value of the underlying Common Stock on the date of exercise for stock options exercised of $4,146 each for Messrs. Payne and Formby, $707 of accrued dividends on restricted stock awards which vested during the year for each of Messrs. Labadie, Formby, Payne, and Strahan, and $92, $207, and $114 in split dollar life insurance taxable income for Messrs. Formby, Payne and Strahan, respectively.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested (3)

Milton V. Labadie	3,590	5,385	$7.69	11/17/14	2,154	$17,663
Mark A. Formby	--	5,385	$7.69	11/17/14	2,154	$17,663
Harvey Payne	--	5,385	$7.69	11/17/14	2,154	$17,663
Gary D. Strahan	1,795	5,385	$7.69	11/17/14	2,154	$17,663

_____________

(1)	Options vest and become exercisable at the rate of 1,795 shares on each of November 17, 2007, 2008, and 2009.
(2)	Restricted stock awards vest at the rate of 718 shares on each of November 17, 2007, 2008 and 2009.
(3)	Based on the most recent closing price of the common stock on June 30, 2007 ($8.20 per share).

Board Fees. Each non-employee director received board fees of $900 per month and an annual bonus of $1,000. Members of the Audit Committee are also paid a fee of $250 per regular meeting. The aggregate fees paid to the directors for the fiscal year ended June 30, 2007 were $76,400.

Supplemental Income Agreements. Osage Federal Bank has entered into Supplemental Income Agreements with Messrs. Formby, Payne and Strahan pursuant to which we will pay them an annual benefit of $6,000 upon their attainment of age 65, assuming that they remain directors until such time. They may be eligible for reduced benefits at age 62 if they remain with Osage Federal Bank until such time. In the event one of the directors should die prior to age 65 while in active service, Osage Federal Bank will pay the accrued liability for the benefit to his designated beneficiary or, if no beneficiary has been designated, to his estate. In the event a director terminates service due to disability, he will be entitled to receive a distribution of his accrued liability account. If, prior to age 65, a director is terminated within three years after Osage Federal Bank is merged into another institution or undergoes a stock conversion, or after a stock conversion, there is a change in control and he is terminated for any reason other than discharge for cause or his base fee is reduced without his consent, he will be entitled to receive the early retirement benefit to which he would be otherwise entitled if he is 62 or older or the minimum early retirement benefit to which he would be entitled at age 62 if he is less than age 62. For purposes of the Supplemental Income Agreements, change in control is defined as the transfer of 10% or more of the voting stock of Osage Federal Bank by any means other than by will or interstate and acquired by one party or parties acting in concert other than a transfer to a trust for the benefit of Osage Federal Bank’s employees. As of June 30, 2007, the Bank had accrued $4,013, $15,427 and $6,796 for its liabilities under the Supplemental Income Agreements with Messrs. Formby, Payne and Strahan, respectively.

We have purchased life insurance policies on Messrs. Formby, Payne and Strahan, the earnings on which are expected to offset the costs of the supplemental income program. We have entered into Split Dollar Agreements with each of Messrs. Formby, Payne and Strahan or their estates pursuant to which they are entitled to receive 50% of the net at-risk insurance portion of the proceeds of the policy if they should die while serving on the board or if they are retired or terminated due to disability. The net at-risk portion is the total proceeds less the cash value of the policy. If the director is not serving on the board at the time of death, he will be entitled to the vested portion of the death benefit. The directors are vested in $20,000 in proceeds at age 62 and vest ratably in the remainder of the death benefit to 100% at age 65.

RELATED PARTY TRANSACTIONS

During the two years ended June 30, 2007, no directors, officers or their immediate family members were engaged in business transactions with Osage Federal involving more than $120,000 (other than through a loan as part of Osage Federal Bank’s regular lending operations).

Osage Federal Bank makes loans to its directors, officers and employees in the ordinary course of business. Directors and officers do not receive any discounts or waivers of fees. Employees are offered loans on the same terms and conditions as if offered to the general public with two exceptions. If an employee has been employed by Osage Federal for at least six months, the employee will receive an interest rate discount of 0.5% for a mortgage loan on their personal residence while they are employed. This rate reduction ceases at termination of employment. In addition, employees receive a waiver of the $25 document preparation fee for consumer loans. Loans to directors, officers and employees are otherwise on substantially the same terms and conditions as those of comparable transactions prevailing at the time with other persons. Such loans also do not include more than the normal risk of collectibility or present other unfavorable features. Osage Bancshares, Inc. is prohibited from making loans to its directors and executive officers. Any future material transactions between Osage Bancshares, Inc. and its officers and directors will be approved by a majority of the independent directors who do not have an interest in the transaction and who have access to our counsel or independent legal counsel at our expense.

PROPOSAL II – APPROVAL OF THE OSAGE BANCSHARES, INC.

2007 STOCK COMPENSATION AND INCENTIVE PLAN

The Board of Directors has approved the Osage Bancshares, Inc. 2007 Stock Compensation and Incentive Plan (the “Plan”), subject to approval by a vote of the Company’s shareholders. The Plan provides that the Board of Directors or the Compensation Committee of the Board of Directors (the “Committee”) may grant stock options and restricted stock awards to officers, employees and directors as determined by the Committee. The number of shares of common stock to be reserved and available for awards under the Plan is 252,664. As of the close of business on the Record Date, the Company had 3,603,590 shares of Common Stock outstanding.

Summary Description of the Plan

The following is a general description of the material features of the Plan. This description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Appendix B.

Purposes. The purpose of the Plan is to provide incentives and rewards to officers, employees and directors that contribute to the success and growth of the Company and its subsidiaries or affiliates, and to assist the Company in attracting and retaining directors, officers and other key employees with experience and ability in order to aid the Company in rewarding such individuals who provide substantial services to the Company or its subsidiaries or affiliates, and who promote the creation of long-term value for the Company’s shareholders by closely aligning the interests of participants with those of shareholders.

Types of Awards. The Plan provides that the Committee may grant stock options and restricted stock awards to participants selected by the Committee. Options awarded under the Plan may be either options that qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), options that do not, or cease to, qualify as incentive stock options under the Code (“non-statutory stock options” or “NSOs”) and stock awards comprised of shares of Company common stock.

Eligibility for Awards. Within the sole discretion of the Board or the Committee, Awards may be granted under the Plan to officers, employees and outside directors of the Company. As of the Record Date, 2007, there are approximately 31 employees, including officers, and four non-employee directors eligible to participate in the Plan.

Administration. The Plan will be administered by the Board of Directors or the Compensation Committee appointed by the Board. Members of the Committee shall be “Non-Employee Directors” within the meaning of Rule 16b-3 under to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). A majority of the members of the Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

Subject to certain regulatory requirements of the Office of Thrift Supervision (the “OTS”) with respect to plan administration, the Committee has broad authority under the Plan with respect to Awards granted thereunder, including, without limitation, the authority to:

•	select the individuals to receive Awards under the Plan;

•	determine the type, number, vesting requirements and other features and conditions of individual Awards;

•	interpret the Plan and Award Agreements issued with respect to individual Awards; and

•	make all other decisions related to the operation of the Plan.

Each Award granted under the Plan will be evidenced by a written award agreement that sets forth the terms and conditions of each Award and may include additional provisions and restrictions as determined by the Committee. Decisions of the Committee shall be final, conclusive, and binding upon all persons with respect to Awards issued under the Plan. The Board of Directors may, in the exercise of its discretion, by resolution, undertake, perform or exercise any function or authority with respect to administration of the Plan.

Shares Available; Adjustments. The maximum number of shares of the Common Stock that may be delivered pursuant to Awards under the Plan is 252,664shares. The following additional share limits are also contained in the Plan:

Of the 252,664 Plan shares, the Company may issue a maximum of 180,474 shares upon the exercise of Stock Options. When combined with the number of shares reserved under the 2004 Stock Option Plan, the total number of shares reserved for stock options under all plans would not exceed 10% of the total shares issued in the second-step conversion of Osage Federal MHC including shares issued in exchange for shares of Osage Federal Financial, Inc.

Of the 252,664 Plan shares, the Company may grant a maximum of 72,190 shares as Restricted Stock Awards. When combined with the number of shares reserved under the 2004 Restricted Stock Plan, the total number of shares reserved for Restricted Stock Awards would not exceed 4% of the total shares issued in the second-step conversion of Osage Federal MHC including shares issued in exchange for shares of Osage Federal Financial, Inc.

Shares delivered in accordance with the Plan shall be either authorized and unissued shares, shares purchased in the market or treasury shares, or partly out of each, as shall be determined by the Board. Shares subject to an award under the Plan that is canceled, expired, forfeited, or otherwise terminated without a delivery of shares or consideration to the participant will again be available for awards. The Committee will determine the appropriate adjustments, if any, to the number of shares available under the Plan and to awards under the Plan in the case of recapitalization, forward or reverse split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction.

Award Limitations. In accordance with applicable OTS regulations, outside directors, as a group, may not be awarded more than 30% of the total Plan awards authorized as either Stock Options or Restricted Stock Awards, and no single outside director may receive more than 5% of the total Plan awards authorized as either Stock Options or Restricted Stock Awards. At this time, no specific determination has been made with respect to Awards that may be made to the officers, employees or directors of the Company. It is anticipated that the Committee will make a determination related to such

Awards at a later date following the date of stockholder approval of the Plan. The Committee will consider such information as it deems necessary and appropriate in making its determination related to any Awards, including job responsibilities, individual and Company performance, the Company’s compensation philosophy and programs, and stock compensation practices by other financial institutions.

Terms of Stock Options. A Stock Option gives the recipient the right to purchase shares of Common Stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of a Stock Option may not be less than the Fair Market Value of a share of Common Stock on the date of grant. For the purposes of the Plan, “Fair Market Value” means the closing sales price reported on The Nasdaq Stock Market (as published by The Wall Street Journal, if published) on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon. The Committee may impose additional conditions upon the right of an optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Plan. If such Option is intended to qualify as an Incentive Stock Option, within the meaning of Section 422 of the Internal Revenue Code, then such Awards will also comply with additional restrictions under Section 422 of the Internal Revenue Code as set forth in the Plan. (See “Federal Income Tax Treatment of Awards under the Plan” below).

Minimum Option Exercise Price. The exercise price of any Options that may be awarded during calendar year 2007 and 2008 shall not be less than $10.00 per share, subject to adjustment for stock splits, extraordinary dividends and similar transactions in accordance with Sections 8.1 and 8.3 of the Plan.

Exercise of Options. No shares of Common Stock may be issued upon the exercise of an Option until the Company has received full payment of the exercise price, and no optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such optionee. Upon the exercise of an Option by an optionee (or the optionee’s personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the optionee and the Company under Section 16(b) of the Exchange Act or any related regulations promulgated thereunder.

Option Grants to Outside Directors. Pursuant to the terms of the Plan, Non-Statutory Stock Options to purchase shares of Common Stock may be granted to each outside director of the Company at an exercise price equal to the Fair Market Value of the Common Stock on the date of grant. Options may be granted to newly appointed or elected outside directors within the sole discretion of the Committee, and the exercise price for calendar years 2007 and 2008 shall be equal to the greater of the Fair Market Value of such Common Stock on the date of grant or $10.00. After 2008, the exercise price of any newly awarded Stock Option shall be equal to the Fair Market Value of the Common Stock on the date of grant. Twenty percent (20%) of the Options granted to outside directors will be first exercisable on the one year anniversary of the date of the grant and 20% annually thereafter on the anniversary date of the award during such period of service as a director or a director emeritus. Options granted to outside directors will remain exercisable for up to ten years from the date of grant. Upon the death or disability of a director or director emeritus, such Options shall be deemed immediately 100% exercisable for their remaining term. All outstanding Options become immediately exercisable in the event of a Change in Control of the Company or the Bank.

Terms of Restricted Stock. Restricted Stock is stock that is subject to certain restrictions and to a risk of forfeiture. A Restricted Stock Award is a grant of a certain number of shares of Common Stock subject to the lapse of certain restrictions (such as continued service for a minimum period) determined by the Committee. Participants shall receive dividends and other distributions declared and paid on the shares subject to a Restricted Stock Award; provided that such distribution shall be held in arrears until the underlying shares shall be earned and non-forfeitable.

Pursuant to the terms of the Plan, Restricted Stock Awards may be granted to each outside director of the Company. Twenty percent (20%) of the Restricted Stock Awards granted to outside directors will be exercisable on the one year anniversary date of the Award and 20% annually thereafter during such period of service as a director or director emeritus. Upon death or disability of the outside director, such Restricted Stock Awards shall be deemed 100% earned and non-forfeitable. All outstanding Restricted Stock Awards become 100% earned and non-forfeitable in the event of a Change in Control of the Company or the Bank. Restricted Stock Awards may be granted to the newly elected or appointed outside directors.

Vesting of Awards. Awards under the Plan generally will vest at the rate of 20% per year over a period of five years beginning one year from the date of grant. The Company may, however, consider acceleration of such vesting schedule, provided that such action is not contrary to the regulations of the OTS then in effect.

Award Payouts. The Company may make payouts related to Awards in the form of cash, Common Stock or combinations of cash and stock, as determined by the Committee.

Effect of Termination of Service on Awards. Generally, the Committee will determine the impact of a termination of service upon an Award at the time of such Award. Generally, except as may otherwise be determined by the Committee at the time of the Award, an Incentive Stock Option may only be exercised while the optionee serves as an employee of the Company or within three months after termination of employment for a reason other than death or disability (but in no event after the expiration date of the Option).

Effect of Death or Disability on Awards. Generally, the Committee will determine the impact of death or disability upon an Award at the time of such Award. In the event of the death or disability of an optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the optionee immediately prior to the optionee’s death or disability but only if, and to the extent that, the optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment.

Acceleration of Awards. Unless otherwise determined by the Committee, upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall become fully vested and remain exercisable for its remaining term and all Restricted Stock Awards then outstanding shall be fully vested, be deemed earned and non-forfeitable and be free of restrictions.

For the purposes of the Plan, “Change in Control” shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Affiliates; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the OTS or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. The term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

The power of the Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Committee to make adjustments in connection with the Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Committee to adapt the Plan to operate in changed circumstances, to adjust the Plan to fit a smaller or larger institution, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Committee also has an anti-takeover effect, by allowing the Committee to adjust the Plan in a manner to allow the present management of the Company to exercise more Options and hold more shares of the Common Stock, and to possibly decrease the number of Options available to new management of the Company.

Although the Plan may have an anti-takeover effect, the Company’s Board of Directors did not adopt the Plan specifically for anti-takeover purposes. The Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company’s Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

Other Forfeiture Provisions. In addition to any forfeiture or reimbursement conditions the Committee may impose upon an award, a participant may be required to forfeit an award, or reimburse the Company for the value of a prior award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision.

Compliance with Legal and Other Requirements. No shares, or payments of other benefits under any award will be issued until completion of such registration or qualification of such shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the shares are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate. The Plan will be interpreted, applied and administered so as to remain fully compliant with all applicable provisions of law; all requirements of any stock exchange or automated quotation system upon which the shares covered by the Plan are listed or quoted; and all other obligations of the Company. Awards are subject to the discretion of the Board.

Transfer Restrictions. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may provide for the transfer or assignment of a non-statutory stock option if it determines that the transfer or assignment is for valid estate planning purposes. The recipient of a Restricted Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred.

Amendment or Termination of the Plan. The Committee may amend, modify or terminate the Plan, except that no such amendment may have the effect of repricing the exercise price of Options and any material amendments to the Plan shall be subject to a ratification vote by the Company’s stockholders.

In accordance with OTS regulations applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the Plan contains certain restrictions and limitations, including among others, provisions requiring the vesting of Awards granted to occur no more rapidly than ratably over a five-year period and the resultant prohibition against accelerated vesting of award grants upon the occurrence of an event other than the death or disability of the award recipient or a Change in Control of the Company or the Bank. The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of Awards as permitted by the Plan, however, the Board has determined that the implementation of such Plan provisions is in the best interests of the shareholders of the Company, as well as the officers, directors and employees of the Company.

Possible Dilutive Effects of the Plan. The Common Stock to be issued upon the exercise of Options awarded under the Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Since the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders may be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 180,474 shares of Common Stock), then the dilutive effect to current stockholders would be approximately 4.8%. The Company can avoid dilution resulting from awards under the Plan by delivering shares repurchased in the open market upon the exercise of Options.

It is the Company’s present intention to fund the Restricted Stock Awards through open-market purchases of Common Stock, which will cause no dilutive effect. The Plan provides, however, that Common Stock to be awarded may be acquired by the Plan through open-market purchases or from authorized but unissued shares of Common Stock from the Company. To the extent that authorized but unissued shares are utilized to fund Restricted Stock Awards, the interests of current stockholders may be diluted. If all Restricted Stock Awards (i.e., 72,190 shares of Common Stock) are funded with newly issued shares, the dilutive effect to current stockholders would be approximately 2.0%.

Federal Income Tax Treatment of Awards Under the Plan

The following discussion of the general tax principles applicable to the Plan summarizes the federal income tax consequences of the Plan under current federal law, which is subject to change at any time. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

Non-Statutory Stock Options. The optionee generally recognizes taxable income in an amount equal to the difference between the Option exercise price and the Fair Market Value of the shares at the time of exercise. The Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Employees exercising non-statutory stock options are also subject to federal, state, and local (if any) tax withholding on the option income. Outside directors are not subject to tax withholding.

Incentive Stock Options. The optionee generally does not recognize taxable income upon exercise of an Incentive Stock Option. If the optionee does not dispose of the Common Stock acquired upon exercise for the required holding periods of two years from the date of grant and one year from the date of exercise, income from a subsequent sale of the shares is treated as a capital gain for tax purposes. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an optionee. However, if the optionee disposes of the shares prior to the expiration of the required holding periods, the optionee has made a disqualifying disposition of the stock. Upon a disqualifying disposition, the optionee will recognize taxable income equal to the difference between the exercise price and the Fair Market Value of the Company Common Stock on the date of exercise, and the Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Currently, the Internal Revenue Service does not require tax withholding on disqualifying dispositions.

In accordance with Section 162(m) of the Internal Revenue Code, the Company’s tax deductions for compensation paid to the most highly paid executives named in the Company’s Proxy Statement may be limited to no more than $1 million per year, excluding certain “performance-based” compensation. The Company intends for the award of Options under the Plan to comply with the requirement for an exception to Section 162(m) of the Internal Revenue Code applicable to stock option plans so that the amount of the Company’s deduction for compensation related to the exercise of Options would not be limited by Section 162(m) of the Internal Revenue Code.

Restricted Stock. Generally, the recipient of a Restricted Stock Award recognizes ordinary income, and the Company is entitled to a corresponding deduction, equal to the Fair Market Value of the stock upon the lapse of any transfer or forfeiture restrictions placed on the shares (i.e., upon vesting of the shares). A Restricted Stock Award recipient who makes an election under Section 83(b) of the Internal Revenue Code, however, recognizes ordinary income equal to the Fair Market Value of the stock at the time of grant, rather than at the time restrictions lapse, and the Company is entitled to a corresponding deduction at that time. If the recipient makes a Section 83(b) election, there are no further federal income tax consequences to either the recipient or the Company at the time any applicable transfer or forfeiture restrictions lapse. A recipient of a Restricted Stock Award may elect to have a portion of such Award withheld by the Company in order to meet any necessary tax withholding obligations.

Benefits to Named Executive Officers and Others

Awards, if any, will be granted under the Plan only after the Plan is approved by stockholders. All awards under the Plan will be made at the discretion of the Committee or under delegated authority. Accordingly, it is not possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the Plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the Plan had been in effect. The exercise price of any options granted during 2007 or 2008 will not be less than $10.00 per share.

Shareholder Approval

Shareholder approval of the Plan is being sought in accordance with the listing standards of The Nasdaq Stock Market and OTS regulations. The OTS does not endorse or approve the Plan in any way. Shareholder approval of the Plan is also required to permit the Options to qualify as Incentive Stock Options in accordance with the Internal Revenue Code and to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Internal Revenue Code. Finally, shareholder approval of the Plan will enable recipients of Stock Options and Restricted Stock Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act.

In voting on the approval of the Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of the majority of the votes eligible to be cast at the Annual Meeting. Voting abstentions and broker non-votes will have the same effect on the voting as a vote against the Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE PLAN.

EQUITY COMPENSATION PLAN INFORMATION

Set forth below is information as of June 30, 2007 with respect to compensation plans under which equity securities of Osage Bancshares, Inc. are authorized for issuance.

	(a)	(b)	(c)
	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans, (excluding securities reflected in column (a))

Equity compensation plans approved by security holders
2004 Stock Option Plan	148,997	$7.69	17,962
2004 Restricted Stock Plan	38,775	--	7,192

Equity compensation plans not approved by security holders	N/A	N/A	N/A
TOTAL	187,772	$7.69	25,154

RELATIONSHIP WITH INDEPENDENT AUDITORS

BKD, LLP served as the Company’s independent registered public accounting firm for the last fiscal year and the Board of Directors has appointed BKD, LLP to serve as the Company’s independent registered public accounting firm for the current fiscal year. The engagement of BKD, LLP was approved in advance by the Audit Committee of the Board of Directors. A representative of BKD, LLP is expected to attend the Annual Meeting and therefore will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

Fees paid by the Company or its predecessor, Osage Federal Financial, Inc., to its principal accountant for professional services for each of the last two fiscal years are set forth below:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2007	$52,150	$57,225	$5,315	$—
2006	$50,840	$1,620	$4,390	$—

Audit Fees include fees billed by the Company’s independent auditors for professional services rendered for the audit of the Company’s annual financial statements and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB filed during the fiscal years ended June 30, 2007 and 2006.

Audit-Related Fees include fees billed by the Company’s independent auditors for services provided for the years ended June 30, 2007 and 2006. The services comprising these fees consisted of consultation concerning financial accounting and reporting standards and services related to the various registration statements filed with the Securities and Exchange Commission in connection with the stock conversion of the Company.

Tax Fees primarily include fees associated with tax audits, tax compliance, tax consulting, as well as tax planning. This category also includes services related to tax disclosure and filing requirements.

All Other Fees are fees billed for professional services other than those listed under Audit Fees, Audit-Related Fees and Tax Fees. No such services were rendered during fiscal years 2007 or 2006.

The Audit Committee has pre-approved all audit and non-audit services provided by the independent auditor and has not adopted pre-approval procedures for this purpose. No portion of non-audit fees during the past two years were approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with BKD, LLP, the Company’s independent registered public accounting firm, the matters required to be discussed under Statement of Auditing Standards No. 61 (“SAS 61”). In addition, the Audit Committee received from BKD, LLP the written disclosures and the letter required to be delivered by BKD, LLP under Independence Standards Board Standard No. 1 (“ISB Standard No. 1”) and has discussed with representatives of BKD, LLP their independence.

The Audit Committee has reviewed the non-audit services currently provided by the Company’s independent registered public accounting firm and has considered whether the provision of such services is compatible with maintaining the independence of the Company’s independent registered public accounting firm.

Based on its review of the financial statements, its discussion with BKD, LLP regarding SAS 61, and the written materials provided by BKD, LLP under ISB Standard No. 1 and the related discussion with BKD, LLP of their independence, the Audit Committee has recommended that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended June 30, 2007, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
MARK A. FORMBY	GARY D. STRAHAN
MILTON V. LABADIE	HARVEY PAYNE

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Securities and Exchange Commission regulations require the Company’s officers, directors and persons who own more than 10% of the outstanding Common Stock to file reports detailing their ownership and changes of ownership in the Common Stock, and to furnish the Company with copies of these reports. Based solely on its review of the reports received during the past fiscal year or with respect to the last fiscal year or written representations from these persons that they were not required to file annual reports of change in beneficial ownership, the Company believes that during fiscal year 2007, all of its officers, directors and all of its stockholders owning in excess of 10% of the outstanding Common Stock have complied with these reporting requirements.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of the Board of Directors.

MISCELLANEOUS

The Company will bear the cost of soliciting proxies. The Company has retained the proxy soliciting firm of Regan & Associates to assist in the solicitation of proxies for a fee of $6,000 including expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

ANNUAL REPORT TO STOCKHOLDERS

The Company’s 2007 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference. A copy of the Company’s Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the Record Date, upon written request to the Secretary, Osage Bancshares, Inc., 239 East Main Street, Pawhuska, Oklahoma 74056.

STOCKHOLDER PROPOSALS

To be eligible for inclusion in the Company’s proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s main office at 239 East Main Street, Pawhuska, Oklahoma 74056 no later than June 15, 2008. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act. Stockholder proposals, other than those submitted pursuant to the Exchange Act, to be considered at such Annual Meeting, must be stated in writing, delivered or mailed to the Secretary of the Company, by July 15, 2008.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Frances Altaffer
FRANCES ALTAFFER Secretary

Pawhuska, Oklahoma

October 12, 2007

APPENDIX A

OSAGE BANCSHARES, INC.

AUDIT COMMITTEE CHARTER

Committee Responsibilities

The Audit Committee of the Board of Directors of Osage Bancshares, Inc. (the "Company") shall be a standing committee and is responsible for oversight of the Company's financial reporting and internal controls. The Audit Committee (the "Committee") reports to the Board of Directors (the "Board") and its primary function is to assist the Board in fulfilling its responsibility to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The independent auditors shall report directly to the Audit Committee.

The Committee is granted the authority to investigate any activity of the Company and it is empowered with:

•	sole authority to appoint, determine the funding for the outside auditors in accordance with Section 10A(m)(2) of the Securities Exchange Act of 1934 (the "Act");

•	the responsibility to establish procedures for complaints as set forth in Section 10A(m)(4) of the Act; and

•	the authority to engage and determine funding for independent counsel and other advisors as set forth in Section 10A(m)(5) of the Act.

The Committee shall:

•

Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

•

Receive on an annual basis a written statement from the independent auditors detailing all relationships between the independent auditors and the Company consistent with requirements of the Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact objectivity and independence of the independent auditors, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditors.

•	Discuss with the independent auditors SAS 61 matters, as may be, modified or supplemented.

•

Review with the independent auditors (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent auditors or management believe special attention should be directed, (2) results of their audit, (3) their evaluation of the adequacy of the system of internal controls and (4) cooperation received from management in the conduct of the audit.

•	Prior to the filing of audited financial statements with the Securities and Exchange Commission, obtain a report from the independent auditors of:

(1)	all critical accounting policies and practices to be used;

(2)       all alternative treatments within generally accepted accounting principles and practices related to material items that have been discussed with management, including:

(i)        ramifications of the use of such alternative disclosures and treatments; and

(ii)	the treatment preferred by the auditor; and

(3) other material written communications between the auditor and the management, such as any management letters or schedule of unadjusted differences.

•	Make a recommendation to the Board as to whether the financial statements should be included in the Company's Annual Report on Form 10-K.

•	Approve the report of Audit Committee to be included in the Company's Proxy Statement for its Annual Meeting of Shareholders.

•	Review interim results with the Company's financial officer and the independent auditors prior to the public announcement of financial results and the filing of the Form 10-Q.

•

Establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Review significant accounting, reporting, regulatory or industry developments affecting the Company.

•	Discuss with management and the independent auditors, any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

•	Perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate.

The Audit Committee shall pre-approve all audit services and permissible non-audit services to be rendered by the independent auditors in accordance with Section 10A(i) of the Act. The Audit Committee may establish written policies and procedures for the pre-approval of audit and non-audit services to be performed by the outside auditor provided that these policies and procedures are detailed as to the particular service and do not result in the delegation of the Audit Committee's responsibilities to management. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve audit or non-audit services to be performed by the outside auditor provided that any such approvals are presented to the full Committee at its next scheduled meeting.

Committee Membership

The membership of the Audit Committee shall be composed of at least three directors each of whom (i) meets the criteria for independence set forth in Section 10A(m)(3) of the Act, and (ii) is a nonexecutive director free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. A majority of the members of the Audit Committee meet the definition of "independent" as defined by Rule 4200(a)(15) of the Rules of The Nasdaq Stock Market.

Committee Meetings

The Audit Committee shall meet at least four times per year or more frequently as circumstances require, and, at least once each year, have separate private meetings in executive sessions with the independent auditors, management and the internal auditors. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Minutes will be recorded and reports of committee meetings will be presented at the next Board meeting.

Committee Charter Review and Approval

This Audit Committee Charter shall be reviewed, reassessed, and approved by the Board annually and shall be included in the proxy statement for the annual meeting of stockholders of the Company at least every three years.

Approved and Adopted October 25, 2006

APPENDIX B

OSAGE BANCSHARES, INC.

2007 STOCK COMPENSATION AND INCENTIVE PLAN

1.	PURPOSE OF PLAN.

The purpose of this 2007 Stock Compensation and Incentive Plan is to provide incentives and rewards to officers, employees and directors that contribute to the success and growth of Osage Bancshares, Inc. and its Affiliates, and to assist these entities in attracting and retaining directors, officers and other key employees with necessary experience and ability required to aid the Company in increasing the long-term value of the Company for the benefit of its shareholders.

2.	DEFINITIONS.

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

“Award” means Restricted Stock Awards and/or Stock Options, as set forth in Section 6 of the Plan.

“Bank” means Osage Federal Bank, and any successors thereto.

“Beneficiary” means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant’s death. Such person or persons shall be designated in writing by the Participant and addressed to the Company or the Committee on forms provided for this purpose by the Committee, and delivered to the Company or the Committee. Such Beneficiary designation may be changed from time to time by similar written notice to the Committee. A Participant’s last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary. In the absence of such written designation, the Beneficiary shall be the Participant’s surviving spouse, if any, or if none, the Participant’s estate.

“Board of Directors” means the board of directors of the Company.

“Cause” means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Company or its Affiliates.

“Change in Control” shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Affiliates; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R.

Section 574.3(c)(1)(vii) as now in effect or as may hereafter be amended. The term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Board of Directors of the Company or the administrative committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

“Common Stock” or “Shares” means shares of common stock of the Company.

“Company” means Osage Bancshares, Inc., and any successor entity or any future parent corporation of the Bank.

“Director” means a person serving as a member of the Board of Directors of the Company from time to time.

“Director Emeritus” means a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Company from time to time.

“Disability” means (a) with respect to Incentive Stock Options, the “permanent and total disability” of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to other Awards, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Company or its Affiliates in his or her then current capacity as determined by the Committee.

“Effective Date” shall mean the date of stockholder approval of the Plan by the stockholders of the Company.

“Eligible Participant” means an Employee or Outside Director who may receive an Award under the Plan.

“Employee” means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

“Fair Market Value” means the closing sales price reported on the Nasdaq Market (as published by The Wall Street Journal, if published) on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported.

“Incentive Stock Option” means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

“Non-Statutory Stock Option” means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

“Option” or “Stock Option” means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

“Outside Director” means a member of the Board of Directors of the Company who is not also an Employee.

“Parent” means any present or future corporation which would be a “parent corporation” of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

“Participant” means an individual who is granted an Award pursuant to the terms of the Plan; provide, however, upon the death of a Participant, the term “Participant” shall also refer to a Beneficiary designated in accordance with the Plan.

“Plan” means this Osage Bancshares, Inc. 2007 Stock Compensation and Incentive Plan.

“Restricted Stock Award” means an Award of shares of restricted stock granted to a Participant pursuant to Section 6(b) of the Plan.

“Trust” shall mean any grantor trust established by the Company for purposes of administration of the Plan.

“Trustee” or “Trustee Committee” means that person(s) or entity appointed by the Committee to hold legal title to the Plan assets under any Trust for the purposes set forth herein.

3.	ADMINISTRATION.

(a)

Committee. The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act and (ii) and to the extent deemed appropriate by the Board of Directors, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; provided, however, a failure to comply with the requirements of this subparagraph (ii) shall not disqualify any actions taken by the Committee. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

(b)	Authority of Committee. Subject to paragraph (a) of this Section 3, the Committee shall:

(i)	select the individuals who are to receive grants of Awards under the Plan;
(ii)	determine the type, number, vesting requirements and other features and conditions of Awards made under the Plan;
(iii)	interpret the Plan and Award Agreements (as defined below); and
(iv)	make all other decisions related to the operation of the Plan.

(c)

Awards. Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an “Award Agreement”). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

(i)	the type of Award granted;
(ii)	the Exercise Price for any Option;
(iii)	the number of shares or rights subject to the Award;
(iv)	the expiration date of the Award;
(v)	the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and
(vi)	the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

The Chairman of the Committee and/or the President of the Company are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the Participants granted Awards under the Plan.

(d)

Six-Month Holding Period. Subject to vesting requirements, if applicable, except in the event of death or Disability of the Participant or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

4.	ELIGIBILITY.

Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to receive Awards in accordance with the Plan.

5.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

5.1        Shares Available. Subject to the provisions of Section 7, the Common Stock that may be delivered under this Plan shall be shares of the Company’s authorized but unissued Common Stock, shares of Common Stock purchased in the open-market by the Company or any Trust established for purposes of administration of the Plan and any shares of Common Stock held as treasury shares.

5.2        Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the “Share Limit”) equals 252,664 shares. The following limits also apply with respect to Awards granted under this Plan:

(a)	The maximum number of shares of Common Stock that may be delivered pursuant to the exercise of Stock Options granted under this Plan is 180,474 shares.

(b)	The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 72,190 shares.

5.3        Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an Award is settled in cash or a form other than shares of Common Stock, or if shares of Common Stock are withheld from an Award for tax purposes, then the shares that would have been delivered had there been no such cash or other settlement shall be counted against the shares available for issuance under this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan.

5.4        Reservation of Shares; No Fractional Shares; Minimum Issue. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company’s obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Stock Option unless the total number purchased or exercised is the total number at the time available for purchase or exercise by the Participant.

6.	AWARDS.

6.1       Except as otherwise detailed herein, the Committee shall determine the type or types of Award(s) to be made to each Eligible Participant or Outside Director. Awards may be granted singularly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are Stock Options and Restricted Stock Awards, as follows:

(a)	Stock Options.

The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(i)

Exercise Price. The Exercise Price of Stock Options shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. The Exercise Price of any Options awarded during calendar year 2007 or 2008 shall not be less than $10.00 per share, subject to adjustment in accordance with Sections 8.1 and 8.3 herein.

(ii)	Terms of Options. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

(iii)	Non-Transferability. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6.1(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

(1)	to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

(2)

for no consideration to: (a) any member of the individual’s Immediate Family; (b) a trust solely for the benefit of members of the individual’s Immediate Family; (c) any partnership whose only partners are members of the individual’s Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual’s Immediate Family.

For purposes of this Section 6.1, “Immediate Family” includes, but is not necessarily limited to, a Participant’s parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6.1 shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

(iv)	Special Rules for Incentive Stock Options. Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options:

(1)

If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a “10% Owner”), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

(2)	An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

(3)

To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

(4)

Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

(5)	Incentive Stock Options may only be awarded to an Employee of the Company or its Affiliates.

(v)

Option Awards to Outside Directors. Subject to the limitations of Section 6.4(a), the Committee may award Non-Statutory Stock Options to purchase shares of Common Stock to each Outside Director of the Company at an Exercise Price equal to the Fair Market Value of the Common Stock on such date of grant. The Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant of such Award and 20% annually thereafter during such periods of service as a Director or Director Emeritus. Upon the death or Disability of the Director or Director Emeritus, such Option shall be deemed immediately 100% exercisable. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. In the event of the Director’s death, such Options may be exercised by the Beneficiary or the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected Outside Directors within the sole discretion of the Committee. The Exercise Price per share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Bank or the Company. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Outside Directors hereunder shall be subject to all other provisions of this Plan.

(b)	Restricted Stock Awards.

The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

(i)	Grants of Stock. Restricted Stock Awards may only be granted in whole shares of Common Stock.

(ii)	Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

(1)

The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this Section 6.1, the separation of beneficial ownership and legal title through the use of any “swap” transaction is deemed to be a prohibited encumbrance.

(2)

Unless otherwise determined by the Committee, and except in the event of the Participant’s death or pursuant to a qualified domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the individual to whom it is granted during his or her lifetime. Upon the death of a Participant, a Restricted Stock Award shall be transferred to the Beneficiary. The designation of a Beneficiary shall not constitute a transfer.

(3)

If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

(iii)

Issuance of Certificates. The Committee, in its sole discretion, may permit the issuance of shares of Common Stock to be issued pursuant to a Restricted Stock Award prior to the time that such Award shall be deemed earned and non-forfeitable, with such stock certificate evidencing such shares registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Further, each such stock certificate shall bear the following legend:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE OSAGE BANCSHARES, INC. 2007 STOCK COMPENSATION AND INCENTIVE PLAN AND THE RELATED AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND OSAGE BANCSHARES, INC. OR ITS AFFILIATES. A COPY OF THE PLAN AND AWARD AGREEMENT IS ON FILE IN THE OFFICE OF THE CORPORATE SECRETARY OF OSAGE BANCSHARES, INC.

This legend shall not be removed until the individual becomes vested in such Restricted Stock Award pursuant to the terms of the Plan and respective Award Agreement. Each certificate issued pursuant to this Section 6.1(b) shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

(iv)

Treatment of Dividends. Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award, from and after the date of grant of such Restricted Stock Award; provided that, such dividends and other distributions shall be held in arrears by the Plan or Trust, if applicable, until the underlying Restricted Stock Award (or portion thereof) shall be deemed earned and non-forfeitable.

(v)

Voting Rights Associated with of Restricted Stock Awards. Voting rights associated with any Restricted Stock Award shall not be exercised by the Participant until certificates of Common Stock representing such Award have been issued to such Participant. Any shares of Common Stock held by the Trust prior to issuance to a Participant shall be voted by the Trustee of such Trust as directed by the Committee.

(vi)

Restricted Stock Awards to Outside Directors. Notwithstanding anything herein to the contrary, the Committee may grant a Restricted Stock Award consisting of shares of Common Stock to each Outside Director of the Company. Such Award shall be earned and non-forfeitable at the rate of one-fifth as of the one-year anniversary of such date of grant and an additional one-fifth following each of the next four successive years during such periods of service as a Director or Director Emeritus. Such Award shall be immediately 100% earned and non-forfeitable in the event of the death or Disability of such Director. Such Award shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Company or the Bank. Restricted Stock Awards may be granted to newly elected or appointed Outside Directors within the discretion of the Committee, provided that total Restricted Stock Awards granted to Outside Directors shall not exceed the limitations set forth at Section 6.4(b) herein.

6.2        Award Payouts. Awards may be paid out in the form of cash, Common Stock, or combinations thereof as the Committee shall determine, and with such restrictions as it may impose.

6.3        Consideration for Stock Options. The Exercise Price for any Stock Option granted under this Plan may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

(a)	cash, check payable to the order of the Company, or electronic funds transfer;

(b)	the delivery of previously owned shares of Common Stock; or

(c)

subject to such procedures as the Committee may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of such Stock Option.

In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Option by delivering shares of Common Stock previously owned by such Participant, any such shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six months prior to such date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under Section 9.5 have been satisfied, or until any other conditions applicable to exercise or purchase have been satisfied. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Participant shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued upon the exercise of such Stock Options. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time within its sole discretion eliminate or limit a Participant’s ability to pay the purchase or Exercise Price of any Award by any method other than a cash payment to the Company.

6.4	Limitations on Awards.

(a)

Stock Option Award Limitations. In no event shall Shares subject to Options granted to Outside Directors in the aggregate under this Plan exceed more than 30% of the total number of shares authorized for delivery under this Plan with respect to Stock Options or exceed more than 5% of such shares to any individual Outside Director pursuant to Section 5.2(a) herein. In no event shall Shares subject to Options granted to any single Employee exceed more than 25% of the total number of shares authorized for delivery under the Plan pursuant to Section 5.2(a) herein.

(b)

Restricted Stock Award Limitations. In no event shall shares subject to Restricted Stock Awards granted to Outside Directors in the aggregate under this Plan exceed more than 30% of the total number of shares authorized for delivery under this Plan with respect to Restricted Stock Awards or exceed more than 5% to any individual Outside Director pursuant to Section 5.2(b) herein. In no event shall shares subject to Restricted Stock Awards granted to any single Employee exceed more than 25% of the total number of shares authorized for delivery under the Plan pursuant to Section 5.2(b) herein.

(c)

Vesting of Awards. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of an Award, Stock Options will be first exercisable and Restricted Stock Awards will be earned and non-forfeitable at the rate of 20% of such Award on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

7.	EFFECT OF TERMINATION OF SERVICE ON AWARDS.

7.1        General. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award, and, in so doing, may make distinctions based upon, inter alia, the recipient of such Award, the cause of termination and the type of the Award. Notwithstanding the foregoing, the terms of Awards shall be consistent with the following, as applicable:

(a)

Termination of Employment. In the event that any Participant’s employment with the Company shall terminate for any reason, other than Disability or death, all of any such Participant’s Incentive Stock Options, and all of any such Participant’s rights to purchase or receive shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Participant’s continuing status as a Director or Director Emeritus of the Bank or the Company, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Statutory Stock Option.

(b)

Disability. In the event that any Participant’s employment with the Company shall terminate as the result of the Disability of such Participant, such Participant may exercise any Incentive Stock Options granted to the Participant pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

(c)

Death. In the event of the death of a Participant, any Incentive Stock Options granted to such Participant may be exercised by the Participant's Beneficiary or the person or persons to whom the Participant’s rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Participant’s estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Participant, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 7.1(c), any Incentive Stock Option held by an Participant shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options, the Beneficiary may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of shares of Common Stock, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

7.2        Events Not Deemed Terminations of Employment or Service. Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

7.3        Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate’s change in status.

8.	ADJUSTMENTS IN CAPITAL STRUCTURE; ACCELERATION UPON A CHANGE IN CONTROL.

8.1        Adjustments in Capital Structure. Upon any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall, in such manner, to such extent (if any) and at such times as it deems appropriate and equitable under the circumstances:

(a)

proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

(b)	make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

8.2       The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess, if any, of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

8.3       Upon any of the events set forth in Section 8.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock dividend, stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 8.1(a) above shall nevertheless be made.

8.4        Automatic Acceleration of Awards. Unless otherwise determined by the Committee, upon the death or Disability of an Award recipient or upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall become fully vested and exercisable and remain exercisable for its remaining term and all Restricted Stock Awards then outstanding shall be fully vested, be deemed earned and non-forfeitable and be free of restrictions.

8.5        Acceleration of Vesting. The Committee shall at all times have the power to accelerate the exercise date of Options and the date that Restricted Stock Awards shall be earned and non-forfeitable with respect to previously granted Awards; provided that such action is not contrary to regulations of the Office of Thrift Supervision or other appropriate banking regulatory agency then in effect.

9.	MISCELLANEOUS PROVISIONS.

9.1        Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

9.2        Claims. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

9.3        No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee’s status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant’s compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 9.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

9.4        Plan Not Funded. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. Notwithstanding the foregoing, the Company may establish a Trust in accordance with Section 10 with respect to Awards made in accordance with Section 6.1(b) herein. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

9.5	Tax Matters; Tax Withholding.

(a)	Tax Withholding. Upon any exercise, vesting, or payment of any Award, the Company shall have the right, within its sole discretion, to:

(i)

require the Participant (or the Participant’s personal representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

(ii)

deduct from any amount otherwise payable in cash to the Participant (or the Participant’s personal representative or Beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment, or

(iii)

in any case where tax withholding is required in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion, pursuant to such rules and subject to such conditions as the Committee may establish, reduce the number of shares to be delivered to the Participant by the appropriate number of shares, valued in a consistent manner at their Fair Market Value as necessary to satisfy the minimum applicable withholding obligation. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

(b)

Required Notification of Section 83(b) Election. In the event a Participant makes an election under Section 83(b) of the Code in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provision.

(c)

Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of Incentive Stock Options under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

9.6	Effective Date, Termination and Suspension, Amendments.

(a)

Effective Date and Termination. This Plan is effective upon the later of approval of the Plan by the Board of Directors of the Company or the vote of approval by the stockholders of the Company (“Approval Date”). Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Approval Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

(b)

Board Authorization. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no such amendment may have the effect of repricing the Exercise Price of Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

(c)

Stockholder Approval. If the Plan is voted upon by the stockholders of the Company before January 17, 2008, then the required vote to approve the Plan shall be determined by an affirmative vote of a majority of shares entitled to vote at a meeting of stockholders of the Company, or such other approval vote as may be required by the Office of Thrift Supervision. If the Plan is voted upon by the stockholders of the Company after January 17, 2008, or a material amendment to the Plan is deemed to require a ratification vote of stockholders, then the required vote for such approval or ratification shall be by an affirmative vote of a majority of the votes cast at a meeting of stockholders of the Company or such other approval vote as may be required by the Office of Thrift Supervision.

(d)

Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this Section 9.6.

9.7	Governing Law; Compliance with Regulations; Construction; Severability.

(a)

Construction. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the United States and the laws of the State of Oklahoma to the extent not preempted by Federal law.

(b)	Compliance with Regulations. This Plan will comply with the requirements set forth in 12 C.F.R. Section 563b.500.

(c)	Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(d)

Section 16 of Exchange Act. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

(e)

Compliance with Law. Shares of Common Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the shares may then be listed.

(f)

Necessary Approvals. The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

(g)

Representations and Warranties of Participants. As a condition to the exercise of any Option or the delivery of shares in accordance with an Award, the Company may require the person exercising the Option or receiving delivery of the shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

(h)

Termination for Cause. Notwithstanding anything herein to the contrary, upon the termination of employment or service of a Participant by the Company or an Affiliate for “cause” as defined at 12 C.F.R. Section 563.39(b)(1) as determined by the Board of Directors or the Committee, all Awards held by such Participant which have not yet been delivered shall be forfeited by such Participant as of the date of such termination of employment or service.

(i)

Cash Payment in Lieu of Delivery of Shares. Upon the exercise of an Option, the Committee, in its sole and absolute discretion, may make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Section 409A of the Code.

(j)

Certain Regulatory Matters. In the event that the Bank shall be deemed critically undercapitalized (as defined at 12 C.F.R. Section 565.4), is subject to enforcement action by the Office of Thrift Supervision, or receives a capital directive under 12 C.F.R. Section 565.7, then all Options awarded to executive officers or Directors of the Company or its Affiliates must exercise such Options or forfeit such Options.

(k)

Forfeiture of Awards in Certain Circumstances. In addition to any forfeiture or reimbursement conditions the Committee may impose upon an Award, a Participant may be required to forfeit an Award, or reimburse the Company for the value of a prior Award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration.

9.8        Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

9.9        Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

9.10      Limitation on Liability. No Director, member of the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan, the Trust or any Awards granted. If a Director, member of the Committee or the Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such person against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

10.	TRUST.

10.1      Activities of Trustee. The Trustee(s) shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

10.2      Management of Trust. It is the intention of this Plan that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to unearned and unawarded Restricted Stock Awards, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a)

To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Parent or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

(b)

To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

(c)	To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

(d)

To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(e)	To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

(f)	To employ brokers, agents, custodians, consultants and accountants.

(g)	To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

(h)

To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

(i)	As may be directed by the Committee or the Board from time to time, the Trustee shall pay to the Company any earnings of the Trust attributable to unawarded or forfeited Restricted Stock Awards.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

10.3      Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

10.4      Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to Restricted Stock Awards shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such shares are the subject of outstanding Restricted Stock Awards, or, otherwise held by the Trust or returned to the Company.

10.5      Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Company or, if not so paid, then paid from the cash assets of the Trust.

10.6      Indemnification. Subject to the requirements and limitations of applicable laws and regulations, the Company shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

10.7      Term of Trust. The Trust, if established, shall remain in effect until the earlier of (i) termination by the Committee, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Trust shall not effect any Restricted Stock Award previously granted, and such Restricted Stock Award shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

10.8      Tax Status of Trust. It is intended that the Trust established hereby shall be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Code.

REVOCABLE PROXY OSAGE BANCSHARES, INC.
/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS

November 21, 2007

The undersigned hereby appoints the Board of Directors of Osage Bancshares, Inc. (the “Company”) and each of them, with full powers of substitution in each, to act as proxies for the undersigned, to vote all shares of Company’s common stock which the undersigned is entitled to vote at the annual meeting of stockholders (the “Annual Meeting”), to be held at the main office of Osage Federal Bank, 239 East Main Street, Pawhuska, Oklahoma on Wednesday, November 21, 2007 at 1:00 p.m., and at any and all adjournments thereof, as follows:

  WITH-     FOR

FOR      HOLD    EXCEPT

1.  The election as director                        ☐            ☐             ☐

of the nominees listed

(except as marked to the

contrary below):

Gary D. Strahan

Richard Trolinger

Martha M. Hayes

INSTRUCTION: To withhold authority to vote for a
listed nominee(s), mark “FOR EXCEPT” and write the
nominee’s name in the space provided below.

_______________________________________

FOR   AGAINST   ABSTAIN

2.  Approval of the Osage                  ☐            ☐                ☐

Bancshares, Inc. 2007

Stock Compensation and

Incentive Plan.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES AND FOR PROPOSAL 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please be sure to sign and date this proxy in the box below	Date
Stockholder sign above. Co-holder (if any) sign above.

Should the above stockholder be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The above stockholder acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement therefor and the 2007 Annual Report to Stockholders.

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE ACT PROMPTLY

SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

[OSAGE BANCSHARES, INC. LETTERHEAD]

TO:	Participants in the Employee Stock Ownership Plan of Osage Federal Bank

Date:	October 12, 2007

As described in the enclosed materials, your voting instructions are being requested as a participant under the Osage Federal Bank Employee Stock Ownership Plan (the “ESOP”) in connection with an upcoming Annual Meeting of Stockholders of Osage Bancshares, Inc. (“Company”). The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	The election of three directors of Osage Bancshares, Inc.; and
2.	To approve the Osage Bancshares, Inc. 2007 Stock Compensation and Incentive Plan.

We hope you will take advantage of the opportunity to direct the manner in which shares of Company Common stock allocated to your account under the ESOP will be voted.

Enclosed with this letter are a Proxy Statement, the Company’s Annual Report for the fiscal year ended June 30, 2007, and an ESOP Voting Instruction Form, which will permit you to vote the shares allocated to your ESOP account. After you have reviewed these materials, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing the enclosed ESOP Voting Instruction Form and returning it to the ESOP Trustee in the enclosed envelope. The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of Company. If your voting instructions for the ESOP are not received in a timely manner, the shares allocated to your account will be voted by the ESOP Trustees at the direction of the Company’s Board of Directors or the ESOP Committee of the Board. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares that have been allocated to your account under the ESOP. You will receive other voting material for those shares owned by you individually and not under the ESOP.

Sincerely,

/s/ Mark S. White

Mark S. White

President and Chief Executive Officer

ESOP VOTING INSTRUCTION FORM OSAGE BANCSHARES, INC.
/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS

November 21, 2007

The undersigned hereby instructs the Trustees of the Osage Federal Bank Employee Stock Ownership Plan and Trust (“ESOP”) to vote, as designated below, all the shares of Common Stock of Osage Bancshares, Inc. (“Company”) allocated to the undersigned pursuant to the ESOP as of October 3, 2007, at the Annual Meeting of Stockholders to be held at the main office of the Company at 239 East Main Street, Pawhuska, Oklahoma on Wednesday, November 21, 2007 at 1:00 p.m., Central Time, and at any and all adjournments thereof, as follows:

WITH-     FOR

FOR    HOLD   EXCEPT

1.  The election as director                        ☐           ☐            ☐

of the nominees listed

(except as marked to the

contrary below):

Gary D. Strahan

Richard Trolinger

Martha M. Hayes

INSTRUCTION: To withhold authority to vote for a listed nominee(s), mark “FOR EXCEPT” and write the nominee’s name in the space provided below.

_______________________________________

   FOR   AGAINST   ABSTAIN

2.  Approval of the Osage                     ☐             ☐              ☐

Bancshares, Inc. 2007

Stock Compensation and

Incentive Plan.

If you return this ESOP Voting Instruction Form properly signed, but you do not otherwise specify, shares allocated to your ESOP account will be voted “FOR” the above listed nominees and proposals. If you do not return this Voting Instruction Form, your shares will be voted by the Trustees at the direction of the Company’s Board of Directors or ESOP Committee of the Board.

The Company’s Board of Directors recommends a vote “FOR” the above listed nominees and proposals. It is anticipated that, subject to its fiduciary duty, the Company’s ESOP Plan Committee will instruct the ESOP Trustee to vote the unallocated shares and shares for which no voting direction is received “FOR” the above listed nominees and proposals.

Dated:________________, 2007                                                                                   ________________________________

Signature

Print Name: _____________________

PLEASE ACT PROMPTLY

SIGN, DATE AND RETURN THIS ESOP VOTING INSTRUCTION FORM TODAY

IN THE ENCLOSED FORM ADDRESSED TO THE ESOP TRUSTEE.

[OSAGE BANCSHARES, INC. LETTERHEAD]

TO:	Participants in the Employees’ Savings and Profit Sharing Plan and Trust (“401K Plan”)
for Osage Federal Bank

Date:	October 12, 2007

As described in the enclosed materials, your voting instructions are being requested as a participant under the Osage Federal Bank Employees’ Savings and Profit Sharing Plan and Trust (“401K Plan”) in connection with an upcoming Annual Meeting of Stockholders of Osage Bancshares, Inc. (“Company”). The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	The election of three directors of Osage Bancshares, Inc.; and
2.	To approve the Osage Bancshares, Inc. 2007 Stock Compensation and Incentive Plan.

We hope you will take advantage of the opportunity to direct the manner in which shares of Company Common stock allocated to your account under the 401K Plan will be voted.

Enclosed with this letter are a Proxy Statement, the Company’s Annual Report for the fiscal year ended June 30, 2007, and a 401K Plan Voting Instruction Form, which will permit you to vote the shares allocated to your 401K Plan account. After you have reviewed these materials, we urge you to vote your shares held pursuant to the 401K Plan by marking, dating, signing the enclosed 401K Plan Voting Instruction Form and returning it to the 401K Plan Trustee in the enclosed envelope. The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of Company. If your voting instructions for the 401K Plan are not received in a timely manner, the shares allocated to your account will be voted by the 401K Plan Trustees at the direction of the Company’s Board of Directors, serving as the 401(k) Plan Administrator. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares that have been allocated to your account under the 401K Plan. You will receive other voting material for those shares owned by you individually and not under the 401K Plan.

Sincerely,

/s/ Mark S. White

Mark S. White

President and Chief Executive Officer

401K PLAN VOTING INSTRUCTION FORM OSAGE BANCSHARES, INC.
/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS

November 21, 2007

The undersigned hereby instructs The Bank of New York as the Trustee of the Osage Federal Bank Employees’ Savings and Profit Sharing Plan and Trust (“401K Plan”) to vote, as designated below, all the shares of Common Stock of Osage Bancshares, Inc. (“Company”) allocated to the undersigned pursuant to the 401K Plan as of October 3, 2007, at the Annual Meeting of Stockholders to be held at the main office of the Company at 239 East Main Street, Pawhuska, Oklahoma on Wednesday, November 21, 2007 at 1:00 p.m., Central Time, and at any and all adjournments thereof, as follows:

WITH-     FOR

FOR    HOLD   EXCEPT

1.  The election as director                        ☐            ☐           ☐

of the nominees listed

(except as marked to the

contrary below):

Gary D. Strahan

Richard Trolinger

Martha M. Hayes

INSTRUCTION: To withhold authority to vote for a listed nominee(s), mark “FOR EXCEPT” and write the nominee’s name in the space provided below.

_______________________________________

FOR   AGAINST   ABSTAIN

2.  Approval of the Osage                  ☐            ☐                ☐

Bancshares, Inc. 2007

Stock Compensation and

Incentive Plan.

If you return this 401K Plan Voting Instruction Form, properly signed, but you do not otherwise specify, shares allocated to your 401K Plan account will be voted “FOR” the above listed nominees and proposals. If you do not return this Voting Instruction Form, your shares will be voted by the Trustees at the direction of the Company’s Board of Directors serving as the 401(k) Plan Administrator.

The Company’s Board of Directors recommends a vote “FOR” the above listed nominees and proposals. It is anticipated that the Company’s Board of Directors, serving as the 401K Plan Administrator, will (subject to its fiduciary duty) instruct the 401K Plan Trustee to vote all shares for which no timely voting direction is received “FOR” the above listed nominees and proposals.

Dated:________________, 2007                                                                                   _______________________________

Signature

Print Name: _____________________

PLEASE ACT PROMPTLY

SIGN, DATE AND RETURN THIS 401K PLAN VOTING INSTRUCTION FORM TODAY

IN THE ENCLOSED FORM ADDRESSED TO THE 401K PLAN TRUSTEE.